Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gifford R. Zimmerman, Chief Administrative Officer of Nuveen Insured Municipal Opportunity Fund, Inc., certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nuveen Insured Municipal Opportunity Fund, Inc. and will be retained by Nuveen Insured Municipal Opportunity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date: July 8, 2003
      -----------------------

                                           /s/ Gifford R. Zimmerman
                                               ---------------------
                                               Chief Administrative Officer
                                               (chief executive officer)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stephen D. Foy, Principal Financial Officer of Nuveen Insured Municipal Opportunity Fund, Inc., certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nuveen Insured Municipal Opportunity Fund, Inc. and will be retained by Nuveen Insured Municipal Opportunity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: July 8, 2003
      -----------------------

                                           /s/ Stephen D. Foy
                                               ---------------------
                                               Vice President, Controller
                                               (Chief Financial Officer)